EXHIBIT 32.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             as adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the annual report of Feminique Corporation (the "COMPANY") on Form 10-QSB for the period ended June 30, 2005 as filed with the SEC on the date hereof (the "REPORT"), I hereby certify, in my capacity as an officer of the Company, for purposes of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                      /s/ Max Khan
                                      ------------------------
                                  By: Max Khan
                                      Chief Executive Officer,
                                      Chief Financial Officer
                                      DATE: August 15, 2005